UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  July 17, 2006
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                           Access National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Virginia                        000-49929               82-0545425
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

Access National Corporation (Nasdaq: ANCX) released its unaudited financial results on July 17, 2006 for the quarter ended June 30, 2006. A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits.

(a)     -       Not applicable.

(b)     -       Not applicable.

(c)     -       Not applicable.

(d)             Exhibits.

                Exhibit 99.1 Press Release, dated July 17, 2006 announcing second quarter 2006 financial results.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACCESS NATIONAL CORPORATION
                                             (Registrant)


Date: July 17, 2006                   By: /s/  Michael W. Clarke
                                          --------------------------------------
                                      Name:  Michael W. Clarke
                                      Title: President & Chief Executive Officer